EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of SEA 2 SKY CORPORATION on Form 10-Q/A for the period ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Siebenga, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (a)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: December 7, 2009




By:      /s/ David Siebenga
         -----------------------------
         David Siebenga
         Chief Executive Officer
         Principal Executive Officer